SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2001
                                                   -----------------

                                    INID Corp
             (Exact name of registrant as specified in its charter)


         Wyoming                    000-28531                  86-0970015
         -------                    ---------                  ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
        of incorporation)          File Number)              Identification No.)


                                    INID Corp
                                    ---------
                            2082 West Ruthrauff Road,
                            -------------------------
                              Tucson, Arizona 85706
                              ---------------------
                                   Suite 140 N
                                   -----------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (604) 407-1060
                                 --------------
              (Registrant's telephone number, including area code)


                            Blackjack Financial, Inc.
                            -------------------------
                             10130 E. Winding Trail
                             ----------------------
                              Tucson, Arizona 85749
                              ---------------------
                        (former name and former address)

Item 1.  Changes in Control of Registrant

     (a) Due to 1) the inability of "Professional Educational Consultants, Inc." (hereinafter "PRFE") to maintain its trading status, 2) the proposed merger dated October 17, 2000 by and between the Company and PRFE was not properly recorded in the State of Wyoming, and 3) the transfer agent notified for the issuance of any shares as set forth in the merger agreement, all of which stipulations were conditions of the merger, the Company's board of directors and a majority of shareholders have elected to rescind the proposed merger between the Company and PRFE and return the Company to the same state as existed prior to such proposed merger. These actions are taken in full cooperation with PRFE and its' shareholders and PRFE will also return to its prior state and structure with only the INID Corp.-NV name remaining the newly conformed name. Below are depicted the reverted shareholder interests now existing.

     (b) The following table contains information regarding the shareholdings of the INID Corp. current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock based on 645,000 shares issued and outstanding.


Amount of Common Stock  Beneficially   Percent of Common Stock Beneficially
------------------------------------   ------------------------------------
Owned (Directors and Officers)         Owned (1)
-----                                  -----

David L. Perin               100,000                      15.5%
David S. Whittaker           100,000                      15.5%
Arthur G. Cleaver, III       100,000                      15.5%
Scot C. Stedman              100,000                      15.5%


Item 2.  Acquisition or Disposition of Assets

 .........Not applicable

Item 3. Bankruptcy or Receivership

 .........Not applicable

Item 4. Changes in Registrant's Certifying Accountant

 .........Not applicable

Item 5. Other Events

 .........Not applicable

Item 6. Resignation of Registrant's Directors

 .........Not applicable

Item 7.  Financial Statements or Exhibits

 .........Not applicable

Item 8. Change in Fiscal Year

 .........Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INID Corp.



By:      /s/
   ------------------------
     David L. Perin
     President and CEO


February 8, 2001